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                                                                  EXHIBIT 10.1.1

                     FIRST AMENDMENT TO US CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO US CREDIT AGREEMENT (herein called the "Amendment") made as of March 1, 2001 by and among Devon Energy Corporation, a Delaware corporation ("US Borrower"), Bank of America, N.A., individually and as administrative agent ("US Agent"), and the US Lenders party to the Original Agreement defined below ("US Lenders").

                                   WITNESSETH:

         WHEREAS, US Borrower, US Agent and US Lenders entered into that certain US Credit Agreement dated as of August 29, 2000 (as amended, supplemented, or restated to the date hereof, the "Original Agreement"), for the purpose and consideration therein expressed, whereby US Lenders became obligated to make loans to US Borrower as therein provided;

         WHEREAS, US Borrower has filed a Registration Statement on Form S-3 under the Securities Act of 1933 on November 16, 2000, with respect to the issuance by US Borrower of Common Stock, Preferred Stock, Debt Securities, Stock Purchase Agreements and Stock Purchase Units and the issuance by Devon Financing Trust II of Trust Preferred Securities guaranteed by US Borrower;

         WHEREAS, in connection with the issuance of such securities, US Borrower, US Agent and US Lenders desire to amend the Original Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by US Lenders to US Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE I.

                           Definitions and References

         Section 1.1. Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

         Section 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

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                  "Amendment" means this First Amendment to US Credit Agreement.

                  "Amendment Documents" means this Amendment and any other documents delivered to US Agent pursuant to Article III.

                  "US Agreement" means the Original Agreement as amended hereby.

                                   ARTICLE II.

                        Amendments to Original Agreement

         Section 2.1. Defined Terms. (a) The following defined terms in Annex I of the Original Agreement are hereby amended in their entirety to read as follows:

                  "Canadian Borrower(s)" means Northstar Energy Corporation, an amalgamated Alberta corporation resulting from the amalgamation on January 1, 2001 of Northstar Energy, Devon Energy Canada Holding Corporation (which in turn was formed from the prior amalgamation of Devon Energy Canada and Devon Energy Canada Holding Corporation on January 1, 2001) and other Alberta corporations, all of which were wholly-owned Subsidiaries of US Borrower.

                  "Total Capitalization" means the sum (without duplication) of
         (i) US Borrower's Consolidated Total Funded Debt plus (ii) US Borrower's Consolidated shareholder's equity plus (iii) 60% of the outstanding balance of the Devon Trust Securities.

                  "Total Funded Debt" means (i) Liabilities referred to in clauses (a), (b), (c), (d), and (e) of the definition of "Indebtedness", plus (ii) 40% of the outstanding balance of the Devon Trust Securities. Total Funded Debt shall not include the PennzEnergy Exchangeable Debentures.

         (b) The following additional defined terms are hereby added to Annex I of the Original Agreement in appropriate alphabetical order to read as follows:

                  "Devon Trust" means Devon Financing Trust II, a statutory business trust formed under the laws of the State of Delaware.

                  "Devon Trust Registration Statement" means the Registration Statement on Form S-3 filed by US Borrower under the Securities Act of 1933 on November 16, 2000 with respect to the issuance by US Borrower of Common Stock, Preferred Stock, Debt Securities, Stock Purchase Agreements and Stock Purchase Units, and the issuance by Devon Financing Trust II of Trust Preferred Securities guaranteed by US Borrower, as amended and supplemented from time to time.

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                  "Devon Trust Securities" means those certain Trust Preferred
         Securities, which may be issued by Devon Trust pursuant to the Registration Statement in an aggregate face amount not to exceed $447,261,200.

                  "Subordinated US Borrower Debentures" means those certain Convertible Junior Subordinated Debentures which may be issued by US Borrower to Devon Trust pursuant to the Registration Statement in an aggregate amount not to exceed $447,261,200, which will be subordinate to the Obligations.

         Section 2.2. Subsection (l) of Section 7.1 of the Original Agreement is hereby deleted and the following new subsections (l) and (m) are hereby substituted therefor:

                  (l) Indebtedness arising under the Devon Trust Securities.

                  (m) miscellaneous items of Indebtedness of all Restricted Persons (other than US Borrower) not described in subsections (a) through (l) which do not in the aggregate exceed US $200,000,000 in principal amount at any one time outstanding.

         Section 2.3. Section 7.4 of the Original Agreement is hereby amended in its entirety to read as follows:

                  Section 7.4. Limitation on Issuance of Securities by Subsidiaries of US Borrower; Ownership of certain Restricted Subsidiaries by US Borrower.

                  (a) No Restricted Subsidiary of US Borrower will issue any additional shares of its capital stock, additional partnership interests or other securities or any options, warrants or other rights to acquire such additional shares, partnership interests or other securities except to another Restricted Person which is a wholly-owned direct or indirect Subsidiary of US Borrower unless (i) such securities are being issued to acquire a business, directly or indirectly through the use of the proceeds of such issuance, and (ii) such securities are convertible into the common or similar securities of US Borrower and/or may be redeemed in cash at the option of the Restricted Person that issued such securities. In addition, (A) Canadian Borrower may issue "Exchangeable Shares" (as defined in the Articles of Amalgamation of Canadian Borrower and in this section called "Exchangeable Shares") upon the terms specified in the Articles of Amalgamation of Canadian Borrower as in effect on January 1, 2001, which terms are substantially the same as those set forth in the Restated Articles of Incorporation of Northstar Energy Corporation immediately prior to the amalgamation of Canadian Borrower, (B) Canadian Borrower may issue stock options to its employees from time to time to acquire such Exchangeable Shares, provided that such options are granted under a stock option plan of Canadian Borrower and/or US Borrower, and (C) Devon Trust may issue common securities to US Borrower and the Devon Trust Securities.

                  (b) US Borrower will at all times own, directly or indirectly, 100% of the partnership interests in Devon Energy Production Company, L.P., 100% of the

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         outstanding shares of common stock of Devon SFS and Northstar Energy, and 100% of the outstanding common securities of Devon Trust.

         Section 2.4. Devon Financing Trust II. A new Section 7.9 is hereby added to the Original Agreement to read as follows:

                  Section 7.9. Devon Trust; Devon Trust Securities. Devon Trust is a Restricted Person and shall exist for the exclusive purposes of issuing the Devon Trust Securities, investing the gross proceeds of the Devon Trust Securities in the Subordinated US Borrower Debentures and engaging in only those other activities necessary or incidental thereto. US Borrower shall exercise its option to defer interest payments on the Subordinated US Borrower Debentures rather than default on such interest payments. Devon Trust shall not be dissolved without prior written notice by US Borrower to Lenders. Devon Trust shall not redeem the Devon Trust Securities prior to their stated maturity, and US Borrower shall not prepay or redeem the Subordinated US Borrower Debentures prior to their stated maturity, unless both immediately before and immediately after any such proposed prepayment or redemption, US Borrower is in compliance with Section 7.8 and no Default under Section 8.1(a), 8.1(f) or 8.1(h) is continuing.

         Section 2.5. Disclosure Schedule. Paragraph 6 of the Disclosure Schedule to the Original Agreement is hereby deleted and replaced by the list set forth in Schedule 1.

                                  ARTICLE III.

                           Conditions of Effectiveness

         Section 3.1. Effective Date. This Amendment shall become effective as of the date first above written when and only when:

         (a) US Agent shall have received all of the following, at US Agent's office, duly executed and delivered and in form and substance satisfactory to US Agent, all of the following:

                  (i) the Amendment;

                  (ii) the written opinion of US Borrower's counsel, addressed to US Agent, to the effect that this Amendment and the other Amendment Documents have been duly authorized, executed and delivered by US Borrower and that the US Agreement and the other Amendment Documents constitute the legal, valid and binding obligations of US Borrower, enforceable in accordance with their terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency and similar laws and to moratorium laws and other laws affecting creditors' rights generally from time to time in effect);

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                  (iii) a certificate of the Secretary or Assistant Secretary and of the Chairman of the Board, President, or Senior Vice President - Finance of US Borrower dated the date of this Amendment certifying: (i) that resolutions adopted by the Board of Directors of the US Borrower authorize the execution, delivery and performance of this Amendment and the other Amendment Documents by US Borrower; (ii) the names and true signatures of the officers of the US Borrower authorized to sign this Amendment and the other Amendment Documents; and (iii) that all of the representations and warranties set forth in Article IV hereof are true and correct at and as of the time of such effectiveness; and

                  (iv) such other supporting documents as US Agent may reasonably request.

         (b) US Borrower shall have paid, in connection with such US Loan Documents, all fees and reimbursements to be paid to US Agent pursuant to any US Loan Documents, or otherwise due US Agent and including fees and disbursements of US Agent's attorneys.

                                   ARTICLE IV.

                         Representations and Warranties

         Section 4.1. Representations and Warranties of US Borrower. In order to induce each US Lender to enter into this Amendment, US Borrower represents and warrants to each US Lender that:

         (a) The representations and warranties contained in Article V of the Original Agreement are true and correct at and as of the time of the effectiveness hereof, except to the extent that the facts on which such representations and warranties are based have been changed by the extension of credit under the US Agreement.

         (b) US Borrower is duly authorized to execute and deliver this Amendment and the other Amendment Documents and is and will continue to be duly authorized to borrow monies and to perform its obligations under the US Agreement. US Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and the other Amendment Documents and to authorize the performance of the obligations of US Borrower hereunder and thereunder.

         (c) The execution and delivery by US Borrower of this Amendment and the other Amendment Documents, the performance by US Borrower of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby do not and will not conflict with any provision of law, statute, rule or regulation or of the certificate of incorporation and bylaws of US Borrower, or of any material agreement, judgment, license, order or permit applicable to or binding upon US Borrower, or result in the creation of any lien, charge or encumbrance upon any assets or properties of US Borrower. Except for those which have been obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by US Borrower

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of this Amendment and the other Amendment Documents or to consummate the transactions contemplated hereby and thereby.

         (d) When duly executed and delivered, each of this Amendment, the US Agreement and the other Amendment Documents will be a legal and binding obligation of US Borrower, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and by equitable principles of general application.

         (e) The audited annual Consolidated financial statements of US Borrower dated as of December 31, 1999 and the unaudited quarterly Consolidated financial statements of US Borrower dated as of September 30, 2000 fairly present the Consolidated financial position at such dates and the Consolidated statement of operations and the changes in Consolidated financial position for the periods ending on such dates for US Borrower. Copies of such financial statements have heretofore been delivered to each US Lender. Since such dates no material adverse change has occurred in the financial condition or businesses or in the Consolidated financial condition or businesses of US Borrower.

                                   ARTICLE V.

                                  Miscellaneous

         Section 5.1. Ratification of Agreements. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. The US Loan Documents, as they may be amended or affected by the various Amendment Documents, are hereby ratified and confirmed in all respects. Any reference to the US Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment and the other Amendment Documents shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of US Lenders under the US Agreement or any other US Loan Document nor constitute a waiver of any provision of the US Agreement or any other US Loan Document.

         Section 5.2. Survival of Agreements. All representations, warranties, covenants and agreements of US Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loans, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by US Borrower or any Restricted Person hereunder or under the US Agreement to any US Lender shall be deemed to constitute representations and warranties by, and/or agreements and covenants of, US Borrower under this Amendment and under the US Agreement.

         Section 5.3. US Loan Documents. This Amendment is a US Loan Document, and all provisions in the US Agreement pertaining to US Loan Documents apply hereto and thereto.

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         Section 5.4. Governing Law. This Amendment shall be governed by and construed in accordance the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.

         Section 5.5. Counterparts; Fax. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment and the other Amendment Documents may be validly executed by facsimile or other electronic transmission.

         THIS AMENDMENT AND THE OTHER US LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.]

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         IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

                                       DEVON ENERGY CORPORATION
                                       US Borrower

                                       By: /s/  William T. Vaughn
                                           -------------------------------------
                                           William T. Vaughn
                                           Senior Vice President - Finance

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                                       BANK OF AMERICA, N.A.,
                                       Administrative Agent, US LC Issuer
                                       and Lender

                                       By: /s/ Denise A. Smith
                                           -------------------------------------
                                           Denise A. Smith
                                           Managing Director
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                                       BANK OF MONTREAL
                                       Lender

                                       By: /s/ Melissa Bauman
                                           -------------------------------------
                                           Name: Melissa Bauman
                                           Title: Director

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                                       BANK ONE, NA (Chicago Office)
                                       Lender

                                       By: /s/ Jeanie Harman
                                           -------------------------------------
                                           Name: Jeanie Harman
                                           Title: First Vice President

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                                       THE CHASE MANHATTAN BANK
                                       Lender

                                       By: /s/ Russell A. Johnson
                                           -------------------------------------
                                           Name: Russell A. Johnson
                                           Title: Vice President

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                                       UMB BANK
                                       Lender

                                       By: /s/ Richard J. Lehrter
                                           -------------------------------------
                                           Name: Richard J. Lehrter
                                           Title: Community Bank President

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                                       FIRST UNION NATIONAL BANK
                                       Lender

                                       By: /s/ David Humphreys
                                           -------------------------------------
                                           Name: David Humphreys
                                           Title: Vice President
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                                       TORONTO-DOMINION (TEXAS), INC.
                                       Lender

                                       By: /s/ Carol Brandt
                                           -------------------------------------
                                           Name: Carol Brandt
                                           Title: Vice President

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                                       WESTDEUTSCHE LANDESBANK
                                       GIROZENTRALE
                                       Lender

                                       By: /s/ Duncan M. Robertson
                                           -------------------------------------
                                           Name: Duncan M. Robertson
                                           Title: Director

                                       By: /s/ Thomas Lee
                                           -------------------------------------
                                           Name: Thomas Lee
                                           Title: Associate

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                                       THE BANK OF NEW YORK
                                       Lender

                                       By: /s/ Raymond J. Palmer
                                           -------------------------------------
                                           Name: Raymond J. Palmer
                                           Title: Vice President

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                                       ROYAL BANK OF CANADA
                                       Lender

                                       By: /s/ Jason York
                                           -------------------------------------
                                           Name: Jason York
                                           Title: Manager

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                                       SUNTRUST BANK, ATLANTA
                                       Lender

                                       By: /s/ David J. Edge
                                           -------------------------------------
                                           Name: David J. Edge
                                           Title: Director

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                                       MORGAN GUARANTY TRUST
                                       COMPANY OF NEW YORK
                                       Lender

                                       By: /s/ Carl J. Mehldau, Jr.
                                           -------------------------------------
                                           Name: Carl J. Mehldau, Jr.
                                           Title: Vice President

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                                       CITIBANK, N.A.
                                       Lender

                                       By: /s/ J. Christopher Lyons
                                           -------------------------------------
                                           Name: J. Christopher Lyons
                                           Title: Attorney-in-fact

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                                       DEUTSCHE BANK AG NEW YORK
                                       AND/OR CAYMAN ISLANDS
                                       BRANCHES
                                       Lender

                                       By: /s/ Joel Makowsky
                                           -------------------------------------
                                           Name: Joel Makowsky
                                           Title: Vice President

                                       By: /s/ Hans C. Narberhaus
                                           -------------------------------------
                                           Name: Hans C. Narberhaus
                                           Title: Vice President

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                                       CIBC, INC.
                                       Lender

                                       By: /s/ Nora Q. Catiis
                                           -------------------------------------
                                           Name: Nora Q. Catiis
                                           Title: Authorized Signature

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                                       ABN AMRO BANK, N.V.
                                       Lender

                                       By: /s/ Frank R. Russo, Jr.
                                           -------------------------------------
                                           Name: Frank R. Russo, Jr.
                                           Title: Group Vice President

                                       By: /s/ Bo Ford
                                           -------------------------------------
                                           Name: Bo Ford
                                           Title: Assistant Vice President

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                                       BAYERISCHE LANDESBANK
                                       GIROZENTRALE, CAYMAN ISLANDS
                                       BRANCH
                                       Lender

                                       By: /s/ Peter Obermann
                                           -------------------------------------
                                           Name: Peter Obermann
                                           Title: Senior Vice President

                                       By: /s/ James H. Boyle
                                           -------------------------------------
                                           Name: James H. Boyle
                                           Title: Vice President

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                                     THE FUJI BANK, LIMITED
                                     Lender

                                     By: /s/ Jacques Azagury
                                         -------------------------------------
                                         Name: Jacques Azagury
                                         Title: Senior Vice President & Manager

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                                       CREDIT LYONNAIS (New York Branch)
                                       Lender

                                       By: /s/ Philippe Soustra
                                           -------------------------------------
                                           Name: Philippe Soustra
                                           Title: Senior Vice President
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                                       BANK OF TOKYO - MITSUBISHI LTD.
                                       HOUSTON AGENCY
                                       Lender

                                       By: /s/ K. Glasscock
                                           -------------------------------------
                                           Name: K. Glasscock
                                           Title: Vice President & Manager